1 Corporate & Clinical Overview May 2024

2 Forward Looking Statements This presentation contains forward-looking statements of Lumos Pharma, Inc. that involve substantial risks and uncertainties. All such statements contained in this presentation are forward- looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. This law that, in part, gives us the opportunity to share our outlook for the future without fear of litigation if it turns out our predictions were not correct. We are passionate about our business - including LUM-201 and the potential it may have to help patients in the clinic. This passion feeds our optimism that our efforts will be successful and bring about meaningful change for patients. Please keep in mind that actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. We have attempted to identify forward-looking statements by using words such as “projected,” "upcoming," "will," “would,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” and similar references to future periods or the negative of these terms. Not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements we make regarding the plan to have an end-of-phase 2 meeting with the FDA in the first half of 2024 and the anticipated initiation of a Phase 3 program in the second half of 2024, our Phase 2 data providing a clear path to Phase 3 in PGHD, that PEMs enrich trials for patients likely to respond to LUM-201, the expected benefits to LUM-201, and any other statements other than statements of historical fact. We wish we were able to predict the future with 100% accuracy, but that just is not possible. Our forward-looking statements are neither historical facts nor assurances of future performance. You should not rely on any of these forward-looking statements and, to help you make your own risk determinations, we have provided an extensive discussion of risks that could cause actual results to differ materially from our forward-looking statements including risks related to the continued analysis of data from our LUM-201 Trials, the timing and outcome of our future interactions with regulatory authorities including our end of Phase 2 meeting with the FDA, the timing and ability of Lumos to raise additional equity capital as needed to fund our Phase 3 Trial, our ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to structure and initiate our Phase 3 trial in an effective and timely manner, any statements regarding potential enrollment timelines, the ability to successfully develop our LUM-201 product candidate, the effects of pandemics, other widespread health problems or military conflicts including the Ukraine-Russia conflict and the Middle East conflict and other risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements including information in the "Risk Factors" section and elsewhere in Lumos Pharma’s Annual Report on Form 10-K for the period ended December 31, 2023, as well as other reports filed with the SEC including our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All of these documents are available on our website. Before making any decisions concerning our stock, you should read and understand those documents. We anticipate that subsequent events and developments will cause our views to change. We may choose to update these forward-looking statements at some point in the future, however, we disclaim any obligation to do so. As a result, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. 5.15.2024

Investment Thesis
Oral therapeutic candidate targeting $4.7 billion growth-disorder market

Attractive Market Opportunity	• Global growth hormone (GH) market of ~$4.7 billion is primed for conversion to oral therapy • Lead indication, PGHD, is ~$1.5 billion global opportunity* • Market research supports rapid conversion to oral and potential expansion opportunities**
Novel Asset with Unique MOA	• Oral LUM-201 novel MOA takes advantage of natural physiology • Orphan Drug Designation in US/EU and issued patents in major markets • IP protection through 2042 in the US for novel formulation
Clear Proof of Concept in PGHD	• PEM strategy de-risks patient selection, identifying likely LUM-201 responders*** • Phase 2 trials met all primary and secondary endpoints • Phase 2 data demonstrated LUM-201 produces significant increase in AHV vs baseline • Consistent PK/PD and attractive safety profile to date in > 1,300 subjects studied
Regulatory Path Clarity	• Positive End-of-Phase 2 meeting with FDA held early Q2 2024 regarding Phase 3 program • Initiation of Phase 3 trial anticipated Q4 2024

Potential for 1st oral therapeutic to disrupt injectable market for GHD

* Based on gross sales of rhGH worldwide
** Initial Primary Research of PGHD Market conducted for Lumos by Triangle Insights
*** PEM (Predictive Enrichment Marker) investigational strategy consists of screening for PEM-positive PGHD patients = Baseline IGF-1 > 30 ng/ml & Peak stimulation GH ≥ 5 ng/ml from single oral dose of LUM-201

3

4 Management – Significant Clinical Development and Commercial Experience Richard Hawkins Chairman & CEO Developed Growth Hormone (GH) Receptor Antagonist for Acromegaly at Sensus (sold to Pfizer). Built one of the first contract recombinant protein manufacturing facilities (Covance Biotechnology). Founder of Pharmaco, a pioneer in the contract research organization sector (merged with PPD). John McKew, PhD President & Chief Scientific Officer Prior VP of Research at aTyr Pharma – led team advancing protein-based therapeutics for rare diseases. Former Scientific Director, NIH - National Center for Advancing Translational Science (NCATS) and Therapeutics for Rare and Neglected Diseases (TRND). Lori Lawley, CPA Chief Financial Officer Former SVP, Finance and Controller at Lumos Pharma. Previously, SVP, Finance and Member of the Office of the CEO of NewLink Genetics. Prior to that, Senior Manager in Assurance Services at Ernst and Young. Pisit “Duke” Pitukcheewanont, MD Chief Medical Officer Pediatric endocrinologist and Professor, Clinical Pediatrics, Keck School of Medicine, USC. President, Human Growth Foundation. Former VP Medical Affairs and VP Global Medical Ambassador & Medical Education at Ascendis Pharma; project: long-acting TransCon GH. Former Advisory Board member at Pfizer, Ipsen, Alexion, Ultragenyx, Pharmacia, Serono, others. Aaron Schuchart, MBA Chief Business Officer Former Chief Business Officer of Aeglea BioTherapeutics. Former leadership roles in Business Development, Strategy, and Finance at Coherus Biosciences, Novartis Diagnostics/Grifols, and Amgen.

Market Opportunity for Oral LUM-201

~$4.7B 2022 Market by Indication
(Gross, including China, US$ MM)



Other *
$530
SGA
$250
PWS
$240
Turner
$710
AGHD
$540
ISS
$915
PGHD
$1,490
$4.7B

Daily rhGH Injections
- Low compliance
- Early discontinuation
- Low referral for moderate PGHD

GH Market Growth

Expanded Market Opportunity
Long-Acting GH + Oral Therapy

Future GHD Therapeutic Market Expansion [2]

Initial Market expansion ~20-30%
Organic growth ~6%

Interview Question:
If a daily oral secretagogue and a weekly rhGH injectable product were both FDA-approved and available for use, which product would you prefer?[1]



Physicians
25%
75%
Daily Oral
Weekly Injectable
Caregivers
33%
67%

[1] Initial Primary Research of PGHD Market conducted for Lumos by Triangle Insights. Physicians N = 20. Caregivers N = 9.

[2] Includes ~$350M in China sales, indication undisclosed, and ~$65M in Japan sales, Other or Undetermined; also includes global sales for other short stature syndromes such as Noonan Syndrome, SHOX deficiency, cancer cachexia, etc.

Source: Internal Lumos GH Market Assessment, based on: EvaluatePharma consensus estimates, GlobalData, "GHD Forecast", 2021/04; Grand View Research, "hGH Market Analysis and Segment Forecast", updated 2022 Q1; IQVIA/MIDAS; Japan Pricing Research (Satoru GK, 2023); Regional market participant interviews; Lumos/Akrolyth Analysis

LUM-201 Program Pipeline

	Study	Pre-Clinical	Phase 1	Phase 2	Phase 3	Status
LUM-201 (Ibutamoren) in Moderate PGHD	Dose-finding trial	OraGrowtH210 TRIAL				Phase 2 Topline Data met endpoints (Nov 2023) Positive End-of-Phase 2 meeting with FDA
	Long-term extension	OraGrowtH211 TRIAL				Long-term extension study for OraGrowtH Trials: Ongoing enrollment of patients from Phase 2 trials
	PK/PD trial	OraGrowtH212 TRIAL				Phase 2 Topline Data met endpoints (Nov 2023) Data confirms LUM-201's pulsatile MOA
	Switch trial	OraGrowtH213 TRIAL				Switch trial evaluating LUM-201 in subjects from rhGH arm of OraGrowtH210 Trial: Ongoing
LUM-201 in NAFLD	Phase 2 pilot trial	MGH pilot trial				Pilot trial initiated by Mass Gen Hospital (MGH) evaluating LUM-201 in NAFLD: Enrolling

Lumos Pharma is evaluating PWS, ISS, other indications for Phase 2 studies with LUM-201

PGHD Pediatric Growth Hormone Deficiency NAFLD Non-Alcoholic Fatty Liver Disease PWS = Prader-Willi Syndrome ISS = Idiopathic Short Stature
MGH Trial supported by prior data evaluating rhGH in NAFLD: (ENDO 2022) JES, Volume 6, Issue Supplement_1, November-December 2022, Page A525, and JES, June 2023.

6

7 FDA End-of-Phase 2 Meeting Update Positive, constructive meeting with ~30 FDA staff in attendance Acknowledged that we are not a GH product – but a novel growth promotor Tone was collaborative and focused on approaches for a Phase 3 pivotal trial FDA suggested that a placebo-controlled Phase 3 trial design is an appropriate option for a GH secretagogue like LUM-201, subject to FDA review

LUM-201 Augments Endogenous Pulsatile Release of Growth Hormone

Single Daily Bolus Injection of Exogenous rhGH


HGH


rhGH Treatment
GHD mean
Normal
0.043 mg/kg S.C.
Daily injections
Pituitary secretion
hGH (ng/ml)
10
8
6
4
2
0
0
4
8
12
16
20
24
Time (h)

Figure 1

Single Daily Dose of LUM-201 (3.2 mg/kg/day)




LUM-201 Treatment
Baseline
Month 6
Serum Growth Hormone (ng/ml)
5
4
3
2
1
0
0
200
400
600
800
Time (min)

Figure 2

LUM-201 Value Proposition

- Daily oral therapy
- Normalizes GH and IGF-1 levels through increase in endogenous pulsatile release of Growth Hormone levels
- Consistent PD effect over 24 hours*
- MOA avoids risk of IGF-1 excursions
- Favorable investigational safety profile with >1,300 patients treated to date

Figure 1: Advanced Therapies in Pediatric Endocrinology and Diabetology. Endocr Dev. Basel, Karger, 2016
Figure 2: : Cassorla, F, et al. IMPE, March 2023; GH concentrations sampled every 10 minutes for 12-hour period at baseline and after six months of daily oral treatment
* Merck 020 study

8

LUM-201 Restores Natural Growth Hormone & IGF-1 Secretion



Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a
Growth Hormone
Liver
IGF-1
SST somatostatin
GHRH growth hormone-releasing hormone
IGF-1 insulin-like growth factor-1
GHSR1a GH secretagogue receptor 1a

LUM-201 mimics natural release of growth hormone (GH)
Different from injections of synthetic GH

- LUM-201 is an oral GH secretagogue*
- Acts on specific receptors in hypothalamus and pituitary to stimulate release of GH[1]
- Increases the amplitude of natural pulsatile GH secretion, [2,3] normalizing GH levels after 6 months on therapy[4]
- LUM-201 stimulated GH release regulated by natural GH/IGF-1 feedback mechanisms
- Differentiated mechanism versus exogenous injection of recombinant human growth hormone (rhGH) products

[1] Howard 1996 Science [2] Nass 2008 Ann Intern Med [3] Chapman 1997 J Clin Endocrinol Metab [4] Supported by Lumos Pharma Topline Phase 2 Data

* GH secretagogue = molecule that stimulates the secretion of growth hormone (GH)

9

PEMs Enrich Trials for Patients Likely to Respond to LUM-201*

LUM-201

Single Stimulation Dose Identifies LUM-201 Responders

Moderate PGHD
PEM-Positive
~60% of total PGHD population[1]



Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a
GH
IGF-1

Responders to LUM-201[2]

Predictive Enrichment Marker Positive (PEM+)

- Baseline IGF-1 > 30 ng/ml
- Stimulation LUM-201 peak GH ≥ 5 ng/ml
- Functional but reduced HP-GH axis

Severe PGHD
PEM-Negative
~40% of total PGHD population



Hypothalamus
SST
GHRH
GHSR1a
LUM-201
Pituitary
GHSR1a

Non-Responders to LUM-201

Predictive Enrichment Marker Negative (PEM –)

- Baseline IGF-1 < 30 ng/ml
- Stimulation LUM-201 peak GH < 5 ng/ml
- Non-functional HP-GH axis

* PEM (Predictive Enrichment Marker) investigational strategy consists of screening for PEM-positive PGHD patients = Baseline IGF-1 > 30 ng/ml & Peak stimulation GH ≥ 5 ng/ml from single oral dose of LUM-201

[1] Blum 2021 JES [2] Bright 2021 JES

HP-GH axis – hypothalamic pituitary growth hormone axis

10

11 Phase 3 Trial Design Options Discussed with the FDA Lumos Submitted Non-Inferiority Study • LUM-201 vs rhGH control • 12-month duration • Non-inferiority margin o The lower bound of non-inferiority margin must be above the clinically meaningful AHV growth rate • LUM-201 vs placebo • 12-month duration o Must show clinically meaningful growth rate above the placebo growth rate o Potential benefit for placebo arm is an important design consideration • This presumably arose from their recognition of our unique mechanism of action compared to GH FDA suggested that a placebo-controlled Phase 3 trial is an appropriate option for a GH secretagogue such as LUM-201 AHV = Annualized Height Velocity Placebo-Controlled Study

OraGrowtH PHASE 3 TRIAL

Proposed Placebo-Controlled Phase 3 Trial Design

lumos PHARMA

- 12-month double-blind placebo-controlled trial in PEM+ PGHD patients
  - All placebo subjects cross over to LUM-201 at 6 months
- ~150 subjects in global study across ~80-100 sites
  - 2:1 randomization – 1.6 mg/kg/day LUM-201:Placebo
- Co-primary endpoints at 12 months:
  - LUM-201 arm at 12 months – lower bound of the 95%CI > 6.7 cm/yr AHV
  - Placebo crossover arm – pairwise comparison within-subject of LUM-201 AHV at 6-months vs. Placebo AHV at 6-months
    - LUM-201 at 6 months – lower bound of the 95%CI > 6.7 cm/yr AHV

We believe a placebo-controlled Phase 3 trial increases the probability of success

12

13 12-month, 2:1 randomization, double-blind, single arm cross-over design with all placebo patients switched to LUM-201 at 6 months, who then continue for an additional 6 months on treatment Screening Up to 60 days LUM-201 1.6 mg/kg/day 12 months N ~100 Placebo control 6 months N= approximately 40 - 60 Months Remote Follow-up Contact 0 3 6 9 12 Randomization 2:1 Primary Endpoint Annualized Height Velocity at Month 12 1 month follow-up Selection with PEM test Cross to 1.6 mg/kg/day LUM-201 6 months LTSE for up to 3 years Placebo control 6 months N ~50 Cross to 1.6 g/ g/ ay 1 6 s LTSE = Long-term Safety Extension Cross-over from placebo to LUM-201 Proposed Placebo-Controlled Phase 3 Trial Design • PEM+ PGHD subjects • N ~150 total • 2:1 randomization • Global trial • ~80-100 sites • Co-primary endpoints at 12 months Placebo-Controlled Phase 3 Trial

14 Key Milestones Provide Clear Regulatory Pathway • Positive End-of-Phase 2 meeting with FDA supportive of registrational path forward o FDA recognized LUM-201, a growth hormone secretagogue, as a novel growth promoter o FDA acknowledged the use of a placebo-controlled clinical trial design as an appropriate option for a LUM-201 Phase 3 trial • Phase 3 initiation expected by year-end 2024 o Proposal of placebo-controlled design should reduce regulatory risk and improve likelihood of success Key Milestones Support Path for Oral LUM-201 to Disrupt Injectable GH Market

OraGrowtH210 Trial: Phase 2 Trial in Naïve Moderate PGHD

OraGrowtH210 TRIAL

- n = 82
- PEM(+) PGHD subjects
- Inclusion: stim GH ≥ 5 ng/ml and baseline IGF-1 >30 ng/ml
- rhGH treatment naïve
- ~45 trial sites US & International

Primary Outcome Data (n = **82**) – at **6 months** on therapy
Total Study Duration – 24 months

R

- n = ~20 LUM-201: 0.8 mg/kg/day
- n = ~20 LUM-201: 1.6 mg/kg/day
- n = ~20 LUM-201: 3.2 mg/kg/day
- n = ~20 Daily rhGH injection

Screening → Randomization → Treatment

Objectives

Study Objectives:

- Prospectively confirm utility of PEM strategy
- Evaluate reproducibility of PEM classification
- Annualized Height Velocity (AHV)

Goals:

- Determine optimal dose for Phase 3

Study not powered to show statistical non-inferiority

15

OraGrowtH210 Met Primary & Secondary Statistical Objectives: PEM Test Enriches the Responder Population & Yields Highly Reproducible Results

Application of PEM enriched responder population



100
50
0
% of population
70/30 enrichment goal
50/50 distribution
non-responder
responder
no enrich
0.8 PEM
1.6 PEM
3.2 PEM

PEM Test Reproducibility	
Subjects with Positive Agreement on PEM Tests	76/76
Reproducibility Rate	100%
95% Confidence Interval	(95.3%, 100%)

Highlights

- PEM test ensures patients enrolled in the study are capable of secreting GH in response to a single-dose of LUM-201
- PEM test is highly reproducible
- PEM-positive criteria:
  - PGHD patients with baseline IGF-1 > 30 ng/ml
  - Peak stimulated GH ≥ 5 ng/ml after a single 0.8 mg/kg dose of LUM-201

Enrichment strategy demonstrated that >70% of PEM+ subjects met pre-specified target growth in 1.6 and 3.2 mg/kg/day cohorts

PEM positive classification was 100% reproducible and exceeded pre-specified statistical objective

16

17 OraGrowtH210: LUM-201 Growth Comparable to Multiple 12-Month Historical Datasets *Daily Genotropin control group for Somatrogon Ph3 dosed at 0.034 mg/kg/day (equates to 0.24 mg/kg/wk); subjects were stratified based on GH production during a standard stim test. JCEM Volume 107, Issue 7, July 2022, Pages e2717–e2728. 1. 6 m g/ kg 6m 1. 6 m g/ kg 12 m G eN eS IS iP G H D K IG S da ily g en ot ro pi n co nt ro l* ba se G H > 3 (n g/ m L) 0 5 10 15 9.3 8.68.38.38.08.2 12m ANCOVA vs contemporaries A n n u a li z e d H e ig h t V e lo c it y (c m /y r) mg/kg LUM-201 rhGH in Moderate GHD Population Phase 4 rhGH in Moderate GHD Population Phase 3 • AHVs range from 8.3-9.3 cm/yr in historical datasets of moderate PGHD patients treated with daily rhGH • LUM-201 AHVs of 8.2 and 7.6 cm/yr at 6 and 12 months, respectively, were in line with these historical rhGH growth rates in similar moderate patient populations Highlights † ANCOVA values represent an analysis of covariates incorporating multiple baseline demographic terms. LUM-201 at 6m PP and 12m PP. Twelve-month LUM-201 AHV updated to include preliminary analysis of full 12-month dataset. Bars represent Least Squares Mean (LSM); Error bars represent the Standard Error of LSM Sources: 1 Blum et al JES 2021, 2 Lechuga-Sancho et al JPEM 2009, 3 Ranke et al JCEM 2010 † 1 2 3 LUM-201 in Moderate GHD Phase 2 OraGrowtH210 N=22 N=13 N=433 N=100 N=3075 N=94 7.6 21 1.6 6m 12m

18 AHV at 6 & 12 Months on LUM-201 (1.6 mg/kg/day) Full OraGrowtH210 Data at 12 Months Demonstrate Significant Increase in Growth from Baseline, Durable Effect to 1 year, and Confirm Optimal LUM-201 Dose of 1.6 mg/kg/day A n n u a li z e d H e ig h t V e lo c it y (c m /y r) AHV at 12 Months on Treatment (All cohorts) Error bars represent Standard Error Measurement. base LUM-201 6m 0 4 8 12 n=22 8.2 n=13 4.7 6-month PP AHV A n n u a li z e d H e ig h t V e lo c it y (c m /y r) P < 0.0001 baseline 1.6mg LUM-201 12 month 0 4 8 12 21 7.6 13 4.7 12-month AHV PP12 cohort A n n u a li z e d H e ig h t V e lo c it y (c m /y r) <0.0001 1.6mg LUM-201 @ 6 months baseline N=21N=13N=22 N=13 1.6mg LUM-201 @ 12 months Significant increase in growth on 1.6 mg/kg/day LUM-201 vs baseline suggests this optimal LUM-201 dose is likely to demonstrate superior growth to placebo in Phase 3 trial

OraGrowtH212 Trial: PK/PD Trial in Naïve Moderate PGHD

OraGrowtH212 TRIAL

- n = 22
- Open-label study
- Moderate PGHD patients
- rhGH-treatment naïve
- Dosing to near-adult height
- Single, specialized clinical site in Santiago, Chile
- Q10 minute GH sampling for 12 hours

Primary Outcome Data (**n = 22**) – at **6 months** on therapy
Total Study Duration – Subjects on therapy to near adult height

R

- n = 11 - LUM-201: 1.6 mg/kg/day
- n = 11 - LUM-201: 3.2 mg/kg/day

Screening | Randomization | Treatment

Objectives

Study Endpoints:

- Assess LUM-201 effect on endogenous GH pulsatility and Annualized Height Velocity (AHV)
- Evaluate PK/PD in children

Goals:

- Confirm prior PK/PD data in adults & subset of Merck 020 trial
- Support future regulatory filings & commercialization

OraGrowtH212 was a single-site trial with a more homogenous patient population than larger international OraGrowtH210 Trial

PK/PD = Pharmacokinetic / Pharmacodynamic

19

Full OraGrowtH212 Data at 12 Months Demonstrate Meaningful Growth from Baseline and Durable Effect to 1 year on Treatment


AHV at 6 & 12 Months on Treatment
(Combined 1.6 & 3.2 mg/kg/day LUM-201)
vs Baseline
Annualized Height Velocity (cm/yr)
10
5
0
4.4
7.5
6.9
n=21
n=22
n=22
baseline
LUM-201 6 months
LUM-201 12 months


AHV at 12 Months on Treatment
vs Baseline
Annualized Height Velocity (cm/yr)
10
5
0
4.4
7.4
7.7
6.9
7.0
n=21
n=11
n=11
n=11
n=11
baseline
1.6 LUM-201 6 months
3.2 LUM-201 6 months
1.6 LUM-201 12 months
3.2 LUM-201 12 months

Error bars represent Standard Error Measurement.

20

21 0 200 400 600 800 0 1 2 3 4 5 Patient B Time (min) S e ru m G ro w th H o rm o n e (n g /m l) Baseline Month 6 Patient A Serum GH at Baseline & at 6 months on LUM-201 OraGrowtH212: LUM-201 Augments GH Pulses, Increases IGF-1 and Growth Rate Month 6 for Patient A (3.2 mg/kg/day) Baseline 6 months LUM-201 3.2 mg/kg/d IGF-1 (ng/ml) 48 111 % change from baseline* 131% Q10m 12h GH AUC0-12 (ng*hr/ml) 252.9 481.8 % change from baseline* 91% Height velocity (cm/yr) 4.4 9.4 *Percent change from baseline calculated as: (6mo value – baseline value) / (baseline value) AHV = Annualized Height Velocity LUM-201 raises AHV from baseline by augmenting pulsatile secretion of GH and increasing IGF-1

22 By Increasing Endogenous 24-hour Pulsatile GH Secretion, LUM-201 Achieved Similar Growth to Exogenous Injectable rhGH, with Only ~20% of GH Concentration Levels • LUM-201 increased GH to levels similar to a normal growing child • LUM-201 induced the release of ~20% of the GH from a 34 mcg/kg/day rhGH daily injection, equating to ~26% of GH compared to a 25 mcg/kg/day rhGH dose • Restoring pulsatility and 24-hr PD effect makes LUM-201 growth more GH efficient as it still captures majority of the growth on rhGH n o rm a l h e a lt h y P G H D L U M -2 0 1 b a s e li n e L U M -2 0 1 (G H D r a ti o ) L U M -2 0 1 (n o rm r a ti o ) rh G H (3 4 µ g /k g .d a y ) rh G H (2 5 µ g /k g .d a y ) 0 5 10 15 20 25 24-hr GH production 2 4 h r G H p ro d u c ti o n µ g /k g .1 2 h r A A B C C D D Data Sources/Calculations: A – Zadik et al Horm Res 1992, 24 hour concentrations calculated based on 12 hour measurement B – Combined 1.6 and 3.2 mg/kg/day cohorts in ‘210 and ‘212 studies C – 24-hour calculation from 12-hour data using both GHD factor and normal healthy factor D – Adapted from data in Albertsson-Wikland et al JCEM 1994; 24-hour exposures listed reflect absorbance/bioavailability of ~60% of the administered dose Approved rhGH dose range for PGHD

23 LUM-201 Normalizes IGF-1 SDS with Durable Effect out to 12 months OraGrowtH210 and OraGrowtH212 Topline Phase 2 Data Bars represent sample mean, and error bars represent Standard Error of the Mean baseline 0.8 1.6 3.2 rhGH -2 -1 0 1 2 9 0.74 0.14 -0.21 11 -0.48 41 -1.38 210 IGF-1 SDS 12m data PP12 IG F -1 S D S mg/kg LUM-201 n=11 n=12 base 1.6 6m 3.2 6m -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 11 0.47 0.14 22 -0.93 IGF-1 SDS - 6m cohort IG F -1 S D S n=11 0.0003 <0.0001 base 1.6 12m 3.2 12m -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 7 0.30 -0.03 15 -0.87 IGF-1 SDS - 12m cohort IG F -1 S D S n=8 0.0064 0.0004 OraGrowtH210 Trial OraGrowtH212 Trial OraGrowtH210 Trial IGF-1 SDS 6m data PP12 OraGrowtH210 Trial IGF-1 SDS 12m data PP12 OraGrowtH212 Trial IGF-1 SDS 6m data OraGrowtH212 Trial IGF-1 SDS 12m data • LUM-201 normalizes IGF-1 within 6 months with durable effect to 12 months • No subjects > 2 Standard Deviation Score (SDS) between 0 and 12 months baseline ba p p = p = p =

24 LUM-201 Data Suggests Sustained Durability of Response vs SOC rhGH OraGrowtH210 & OraGrowtH212 Combined (1.6 and 3.2 mg/kg LUM-201) • Preliminary data demonstrated LUM-201 AHV durable to 24 months • More moderate year 2 AHV decline than rhGH likely due to LUM-201 restoration of GH and IGF-1 to normal levels via pulsatile secretion Highlights AHV values from the OraGrowtH studies are based on ANCOVA model (details provided on previous slides) * At 24 months, data include a subset of subjects from OraGrowtH210 trial who met protocol criteria to continue past 12 months. ** Ranke et.al. 2010 – Pfizer KIGS database rhGH treated cohort of moderate prepubertal GHD children; mean AHV for the moderate GHD cohorts were 8.58 cm/yr in year 1 and 6.89 cm/yr in year 2. L U M - 2 0 1 y 2 v s y 1 r h G H * * y 2 v s y 1 -25 -20 -15 -10 -5 0 -19.7 -9.9 210 & 212 combined LUM-201 24m AHV PP24 P e rc e n t C h a n g e i n A H V fr o m Y e a r 1 t o Y e a r 2 LUM-201 12m LUM-201 24m rhGH** year 1 KIGS rhGH** year 2 KIGS 0 4 8 12 n=3075 6.9 n=3075 8.6 n=12 7.3 n=12 8.1 210+212 combined LUM201 AHV PP24 A n n u a li z e d H e ig h t V e lo c it y (c m /y r) (A H V ) * N=12 N=12 N N 210+21 co bined LUM-

25 Favorable Investigational Safety Profile from Topline OraGrowtH Trial Data Two subjects had an SAE between PEM dose and randomized dose: 1 subject in LUM-201 0.8 mg/kg cohort and 1 subject in rhGH cohort • Both SAEs likely due to effect of fasting prior to administration of PEM dose Favorable Investigational Safety Profile • No meaningful treatment-related Serious Adverse Events (SAEs) • No drop-outs due to SAEs or AEs • No meaningful safety signals observed in laboratory values, adverse events data, or in EKG values to date • Treatment related AEs in 1.6 and 3.2 groups: • Increased appetite (23), Pain in extremity (7), Arthralgia (5)

Summary of Topline and Updated Phase 2 Data

OraGrowtH210 and OraGrowtH212 Phase 2 Topline Data[1]

- Topline Phase 2 data met all primary and secondary endpoints
- PEM test was reproducible and predicted response to LUM-201
- Oral LUM-201 significantly increased growth rates from baseline
- LUM-201 restored normal GH secretion and IGF-1 levels through increased amplitude of GH pulsatility
- LUM-201 promoted growth similar to injectable rhGH with only 20% of GH concentration levels
- Preliminary 24-month data demonstrated sustained growth on LUM-201
- Favorable investigational safety profile to date

Updated OraGrowtH210 and OraGrowtH212 Data[2]

- Updated OraGrowtH data corroborate prior data showing durable LUM-201 treatment effect
  - Significant increase in growth from baseline at 6 and 12 months on LUM-201
  - LUM-201 continues to demonstrate durability of response to 12 and 24 months

[1] Topline data as announced November 2023.
[2] Updated data include full 12-month AHV data for OraGrowtH210 and OraGrowtH212 trials plus additional combined 24-month AHV data announced Q2 2024.

26

Commercial Appeal of Oral LUM-201

lumos PHARMA

Potential Advantages of Oral LUM-201 Over Current Injectable rhGH

- Oral therapy preferred over injections for pediatric GHD and should expand the market[1,2]
- LUM-201 growth rates more stable vs rhGH over time[3,4,5]
  - Daily rhGH growth rate declines ~20% from year 1 to year 2 in moderate PGHD population[4,5]
  - Year 1 to year 2 growth decline in LUM-201 treated subjects was 10% in similar population[4,5]
- Restores natural pulsatile GH release without IGF-1 excursions[3,4]
- Normalizes growth rates at ~20% of GH exposure of injectable rhGH[4,5]
- Cost of goods less than injectable rhGH

Additional Indications for Oral LUM-201

- PWS & ISS: LUM-201 has potential to treat up to 11 indications currently treated with injectable rhGH
- NAFLD: LUM-201 has potential to reduce liver fat similar to historical data with injectable GH
- Obesity: LUM-201 + GLP1 combo has potential to improve muscle mass retention during weight loss

[1] Initial Primary Research of PGHD Market conducted for Lumos by Triangle Insights showed majority of physicians and caregivers preferred daily oral to weekly injections. Physicians N = 20. Caregivers N = 9. [2] Primary market research performed by Blue Matter Consulting, internal Lumos analysis based on KOL interviews and publications
[3] Dauber et.al. PES 2024. [4] Clayton, et.al. 2024. [5] Clayton GRS 2024.

27

CONFIDENTIAL

28 LUM-201: Exclusivity and Barriers with Orphan Designation and IP * ODD exclusivity from date of drug approval with potential pediatric extensions GHD = Growth Hormone Deficiency NAFLD = Non-alcoholic Fatty Liver Disease Orphan Drug Designation • Orphan Drug Designation (ODD) granted in US & EU for GHD in 2017 • LUM-201 eligible for 12 years of exclusivity in EU and 7.5 years of exclusivity in US* Intellectual Property • Prior patent granted for “Detecting & Treating GHD” • Use of LUM-201 in PGHD and other GHD indications based on PEM strategy • Patents for LUM-201 in GHD with protection through 2036 • Patents granted in US, Australia, EU, Israel, Japan, S. Korea, Hong Kong and Ukraine • Additional applications pending in multiple jurisdictions • Applications for LUM-201 in NAFLD being prosecuted in multiple jurisdictions Novel Formulation Patent • Patent allowance granted March 14, 2024, by USPTO for novel LUM-201 formulation • Formulation enables capsule with mini-tablets of LUM-201 drug product inside • Extends intellectual property protection through 2042 for covered formulations

29 Lumos Pharma Financial Information as of March 31, 2024 Values in USD Cash, Equivalents & Short-term Investments $23.2M Debt $0 Shares Outstanding 8.1M Cash Runway Through 3Q 2024 Fiscal Year End December 31 Cash, cash equivalents, & short-term investments to support operations through 3Q 2024, inclusive of activities related to advancing the PGHD program into Phase 3 LUMO

Investment Thesis

Oral therapeutic candidate targeting $4.7 billion growth-disorder market

Attractive Market Opportunity	• Global growth hormone (GH) market of ~$4.7 billion is primed for conversion to oral therapy • Lead indication, PGHD, is ~$1.5 billion global opportunity* • Market research supports rapid conversion to oral and potential expansion opportunities**
Novel Asset with Unique MOA	• Oral LUM-201 novel MOA takes advantage of natural physiology • Orphan Drug Designation in US/EU and issued patents in major markets • IP protection through 2042 in the US for novel formulation
Clear Proof of Concept in PGHD	• PEM strategy de-risks patient selection, identifying likely LUM-201 responders*** • Phase 2 trials met all primary and secondary endpoints • Phase 2 data demonstrated LUM-201 produces significant increase in AHV vs baseline • Consistent PK/PD and attractive safety profile to date in > 1,300 subjects studied
Regulatory Path Clarity	• Positive End-of-Phase 2 meeting with FDA held early Q2 2024 regarding Phase 3 program • Initiation of Phase 3 trial anticipated Q4 2024

Potential for 1st oral therapeutic to disrupt injectable market for GHD

* Based on gross sales of rhGH worldwide
** Initial Primary Research of PGHD Market conducted for Lumos by Triangle Insights
*** PEM (Predictive Enrichment Marker) investigational strategy consists of screening for PEM-positive PGHD patients = Baseline IGF-1 > 30 ng/ml & Peak stimulation GH ≥ 5 ng/ml from single oral dose of LUM-201

30

Supplementary Materials

rhGH Market Gross Sales – by Indication and by Region

2022 rhGH Global Sales by Indication
(Gross, Including China, US$ MM)



Other *
$530
SGA
$250
PWS
$240
Turner
$710
AGHD
$540
ISS
$915
PGHD
$1,490
$4.7B

2022 rhGH Global Sales by Region
(Gross, US$ MM)



RoW
$310
China
$1,425
S. Korea
$185
Japan
$395
EU5
$540
US
$1,820
$4.7B

Key growth drivers for rhGH market suggest promising outlook

Key Growth Drivers

- Long-acting rhGH products addressing limitations of daily rhGH treatment burden
- Growing awareness about GH-related diseases
- Increasing healthcare access and spend in developing regions

Key Hurdles

- Very mature market
- Pricing pressures
- Inconsistent reimbursement policies

*Includes ~$350M in China sales, indication undisclosed, and ~$65M in Japan sales, Other or Undetermined; also includes global sales for other short stature syndromes such as Noonan Syndrome, SHOX deficiency, cancer cachexia, etc.

Source: Internal Lumos GH Market Assessment, based on: EvaluatePharma consensus estimates, GlobalData, "GHD Forecast", 2021/04; Grand View Research, "hGH Market Analysis and Segment Forecast", updated 2022 Q1; IQVIA/MIDAS; Japan Pricing Research (Satoru GK, 2023); Regional market participant interviews; Lumos/Akrolyth Analysis

32

LUM-201 History

MERCK

Developed LUM-201 to improve health span

>1,200 subjects studied, primarily elderly adults

- √ GH Levels ↑
- √ IGF levels ↑
- √ Consistent improvements in body composition[1]
- √ Sustained Effect to 24 months[1]

- Discontinued for strategic reasons

lumos PHARMA

Performed post hoc analysis of PGHD study and developed clinical enrichment strategy[2]

104 PGHD subjects treated in two Phase 2 studies:

- ✓ OraGrowtH210 – PEM* strategy validation and dose selection for Phase 3, n = 82
- ✓ OraGrowth212 – PK/PD demonstrating pulsatility MOA differentiation, n = 22
- ✓ Encouraging investigational safety profile at doses almost 4X higher than dose previously used in adult studies
- ✓ New patent estate around PEM strategy, formulation, and methods of treatment

→ Phase 3 registrational study in PEM+ PGHD subjects planned for Q4 2024

Predictive Enrichment Marker

[1] Nass 2008 Ann Intern Med
[2] Performed by Lumos licensor, Ammonett Pharma

33

LUM-201 Potential in Obesity and Cardiometabolic Indications
GLP1-Ra/LUM-201 Combination to Improve Quality of Weight Loss

lumos PHARMA

Obesity is a growth hormone (GH) deficient state

- GH secretion is blunted in obesity
- Growth hormone deficient adults have similar metabolic and body composition consequences as normal obese subjects
- Increases in GH and/or IGF-1 inhibits myostatin, leading to increases in muscle mass[2]

Emerging unmet medical needs arising from incretin therapy in obesity

- Disproportionate loss of lean mass loss with negative clinical outcomes
- Post treatment rebound[1]
- Next generation oral therapies in development

Restoring normal physiology with a GH secretagogue in combination with a GLP-1 agonist should provide high quality of weight loss

- Increase in pulsatile release of GH by augmenting natural physiology
- rhGH therapy repartitions visceral fat to the periphery and increases muscle mass
- Obtain weight loss benefits from GLP-1 with body composition and metabolic benefits of GH therapy in a physiologically controlled manner

[1]Wilding, JPH, et al. New England Journal of Medicine, 2021
[2]Liu et al, J Clin Endocrinol Metab 2003, 88(11):5490-5496

34

Endogenous GH Secretion is Blunted in Obesity[1]

Endogenous GH levels are reduced in a stepwise manner with disease severity . . .

. . . This finding has been consistent across all obese populations[2]



Mean GH Levels*
Mean 24-hr GH (ng/mL)
2
1.5
1
0.5
0
*
*
*
Lean
N=11
Overweight
N=12
Obese
N=11

Starvation ← **Normal** → **Obesity**

Starvation
- ↑ Growth Hormone
- Low Insulin
- Low IGF-1
- Increased Insulin Sensitivity

Normal
- Normal GH Secretion
- Normal Insulin secretion
- Normal IGF-1
- Normal Insulin Sensitivity

Obesity
- ↓ Growth Hormone
- High Insulin
- Insulin Resistance

[1]Utz, et al, "Androgens May Mediate a Relative Preservation of IGF-I Levels in Overweight and Obese Women Despite Reduced Growth Hormone Secretion, J Clin Endocrinol Metab, October 2008
[2]Dichtel, et al, "Growth Hormone and Insulin-like Growth Factor 1 Regulation of Nonalcoholic Fatty Liver Disease", J Clini Endocrin Metab, 2022

35

Growth Hormone Plays an Important Role in Metabolic Function and Cardiovascular Health

Beyond its effects on bone growth and musculoskeletal anabolism, GH plays an important role in the regulation of lipid metabolism, body fat distribution, inflammation and vascular health[1]

Untreated Adult Growth Hormone Deficiency (AGHD) and Obesity share many common features:

- Visceral fat accumulation in the abdomen
- Blunted GH secretion
- Insulin resistance
- Higher inflammatory markers
- Increased cardiovascular mortality
- Higher incidence of NAFLD[2]

Self-reinforcing cycle of increased visceral fat and reduced GH in states of abdominal obesity[1]


Visceral Obesity
Dyslipidemia
Inflammation
CVD Risk
Reduced GH
Decreased lipolysis

[1]Stanley, Grinspoon, "Effects of growth hormone–releasing hormone on visceral fat, metabolic, and cardiovascular indices in human studies", Growth Hormone & IGF Research 25 (2015) 59-65
[2]Nishizawa H, et. al. Eur J Endocrinol. 2012;167(1): 67-74

36

37 GH increases IGF-1 Production: Growth of Skeletal Muscle is Modulated by the Combined Actions of IGF-1 and Myostatin 1Ahima and Park Endocrinol Metab 2015, 30:235-245 2Suh et al, PNAS 2020, 117(9):4910-4920 3Nass 2008 Ann Intern Med • IGF-1 and myostatin have contrasting roles in regulating skeletal muscle size and growth and act on opposing signaling pathways1 Myostatin Targeting: • Myostatin’s target, ActRII, is broadly expressed and activated by a variety of endogenous ligands • Non-specific myostatin pathway inhibitors have exhibited safety concerns in the clinic and in animal models2 LUM-201: • MOA increases endogenous GH pulsatility, leading to increased muscle mass3 • Selective targeting of myostatin inhibition • Anabolic action of GH

38 GH Treatment Effects on Adult Growth Hormone Deficiency (AGHD), Obesity, and MASH 1Stanley, Grinspoon, “Effects of growth hormone–releasing hormone on visceral fat, metabolic, and cardiovascular indices in human studies”, Growth Hormone & IGF Research 25 (2015) 59-65 2Growth hormone reverses nonalcoholic steatohepatitis in a patient with adult growth hormone deficiency, Takahashi, et al, Gastro, 2007 3Bredella MA, et. al, Eur J Endocrinol. 2012;166(4):601-611 4Johannsson, et al, “Growth Hormone Treatment of Abdominally Obese Men Reduces Abdominal Fat Mass, Improves Glucose and Lipoprotein Metabolism, and Reduces Diastolic Blood Pressure”, Journal of Clinical Endocrinology and Metabolism, 1997 5M.A. Bredella, A.V. Gerweck, E. Lin, M.G. Landa, M. Torriani, D.A. Schoenfeld, et al., Effects of GH on body composition and cardiovascular risk markers in young men with abdominal obesity, J. Clin. Endocrinol. Metab. 98 (9) (2013) 3864–3872. 6Ditchel, LE, et. al, J. Clin Endocrinol Metab. 2023, 108, e1542–e1550, MASH = Metabolic Dysfunction-Associated Steatohepatitis (formerly NASH, Non-alcoholic steatohepatitis) AGHD1 • Increased lean mass • Decreased overall fat mass, primarily visceral fat • Improved dyslipidemia • Reduced liver steatosis2 • Reduced systemic inflammation3 Obesity4 • Reduced visceral fat • Increased lean mass5 • No change in Total Body Weight • Modestly decreased triglycerides and cholesterol MASH6 • Significantly reduced hepatic steatosis • Improvement in ALT

Strong Evidence with an Injectable GHRH Analog[1]

- Tesamorelin (analog of GHRH) is an injectable peptide that stimulates GH Release
  - Different biological mechanism than LUM-201
  - Approved to treat HIV Lipodystrophy
- 52-week study in 60 abdominally obese subjects (Standard GH stim test ≤ 9 ug/L)
  - ✓ Significant decrease in visceral fat (-1.7 kg)
  - ✓ Significant increase in lean mass (+1.4 kg)
  - ✓ No change in BMI
  - ✓ Significant decrease in triglycerides (-37 mg/dL)
  - ✓ Carotid IMT decreased (-0.04 mm)
  - ✓ No change in glucose

% Change in Visceral Fat



Week 26
Week 52
Percent
10
5
0
-5
-10
-15
-20
**
§
†
VAT
SAT
Tesamorelin
Placebo
T-T
T-P
P-T



P=0.003
Change in VAT (cm²)
40
20
0
-20
-40
Placebo
Tesamorelin

[1]Stanley, Grinspoon, "Effects of growth hormone–releasing hormone on visceral fat, metabolic, and cardiovascular indices in human studies", Growth Hormone & IGF Research 25 (2015) 59-65
VAT: Visceral Adipose Tissue SAT: Subcutaneous Adipose Tissue IMT: Intima-Media Thickness

39

Pulsatile Delivery of GH Almost Doubles the Rate of Lipolysis in Obese Subjects vs. Continuous Infusion of GH[1]

Study Objective: Mimic normal GH physiology to determine treatment effects in obese subjects

Study Design

- 9 Obese subjects were dosed rhGH 0.015 mg/kg/day for three days, switched as follows:
  - Continuous infusion
  - 4 pulses mimicking normal peak cycles



Lean
(2.3 ± 0.3 ug/L)
Obese Basal
(0.4 ± 0.1 ug/L)
Obese Pulsatile GH
(1.3 ± 0.3 ug/L)
Obese Continuous GH
(1.0 ± 0.1 ug/L)
Growth Hormone (µg/L)
0 2 4 6 8 10 12 14
7 AM 11 AM 3 PM 7 PM 11 PM 3 AM 7 AM

- **Results**:
  - Mean 24-GH plasma concentrations similar
  - IGF-1 concentrations in plasma higher in Continuous treatment arm
  - Glycerol Rate of Appearance in plasma (Ra), an index of whole-body lipolytic rate nearly doubled in GH pulsatile GH arm
  - Glucose levels similar in all groups



Lypolysis Rate
P< 0.05
*
Glycerol Ra (umol/kg/min)
0 1 2 3 4 5 6 7 8 9
Basal
Continuous
Pulsatile

[1]Sowmya, et al, "The Pattern of Growth Hormone Delivery to Peripheral Tissues Determines Insulin-Like Growth Factor-1 and Lipolytic Responses in Obese Subjects", J Clin Endocrinology Metabolism, Aug 2009

40

Highlights from LUM-201 Adult Studies 41

Functional Benefits and Consistent PD Effects Observed in Multiple Adult Disease Settings

lumos PHARMA

Setting	Treatment Duration[1]	Increase in Serum IGF-1	P-Value	N[1]	Key Findings
Healthy Elderly	12 months	50%	<0.001	43	LUM-201 restored and maintained GH and IGF-1 concentrations back to lower limit of normal for young adults and improved fat free mass[1]; Functional improvements in knee and shoulder strength tests vs placebo[2]
	24 months	54%	<0.001	17	
Obesity study	8 weeks	~36%	<0.001	12	Significant increase in fat free mass; longer studies encouraged[3]
Caloric restriction	7 of 14 days	~40%	<0.01	8	LUM-201 reverses diet-induced nitrogen wasting[4]
Postmenopausal osteoporosis	12 months†	~40%	<0.05	204	Increase in biomarkers of bone formation and resorption, increased bone mineral density (BMD) at the femoral neck; no net change in Total Body BMD[5]

[1]Nass et al Ann. Intern Med 2008
[2]Unpublished data
[3]Svensson et al J. Clin. Endocrinol. Metab. 1998
[4]Murphy et al J. Clin. Endocrinol. Metab. 1998
[5]Murphy et al J. Clin. Endocrin. Metab. 2001
† IGF-1 data at 12 months treatment, treatment to 18 months

42

LUM-201 PD and Clinical Effects Are Durable in Healthy Elderly[1]

Normalized IGF-1 levels and improved fat free mass from baseline


A
Group 1
LUM-201 for 2 years
Group 2
Year 1: LUM-201
Year 2: Placebo
Group 3
Year 1: Placebo
Year 2: LUM-201
Serum IGF-I (µg/L)
200
150
100
50
0
*
*
LLN – young adults
LLN – elderly adults
N=17
N=17
N=19
0 6 12 18 24
0 6 12 18 24
0 6 12 18 24
Months
B
Change in Fat Free Mass (FFM) From Baseline
Change in FFM (kg) (DXA)
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
*
*
6
12
18
24
Months
Group 1
LUM-201 for 2 years
Group 2
Year 1: LUM-201
Year 2: Placebo
Group 3
Year 1: Placebo
Year 2: LUM-201

Healthy elderly adults treated with 25mg LUM-201 once daily for up to 24 months

Treatment with LUM-201 restored IGF-1 concentrations to those of normal healthy young adults, increased fat free mass, and demonstrated a sustained effect for up to 24 months

[1]Nass 2008 Ann Intern Med (Supplemental Information) Barred data represent 95% Confidence Interval Asterisk indicates significant change from baseline (Bonferroni-adjusted P-value: Panel A P<0.001; Panel B P=0.026) LLN – Lower Limit of Normal DXA – Dual X-ray Absorptiometry

43

Treatment With LUM-201 Increased Nitrogen Balance In Catabolic State[1]

lumos PHARMA

Study Design: Double-blind, placebo-controlled, randomized, two period, crossover study in healthy young adult volunteers



LUM-201 25 mg
Placebo
Placebo
LUM-201 25 mg
Placebo
Placebo
Caloric Restriction
Normal Diet
Caloric Restriction
7-Day Control Period
7-Day Active Period
14-Day Washout Period
7-Day Control Period
7-Day Active Period

Nitrogen balance AUC, g/day	LUM-201	Placebo
During Active Period	+2.69 +/- 5.0	-8.97 +/- 5.3

LUM-201 significantly[2] improved nitrogen balance AUC over the 7 days of treatment during the active period.



LUM-201 25mg N=8
Placebo N=8
Daily Nitrogen Balance Mean ± SE (g/day)
2
1
0
-1
-2
-3
-4
-5
-6
CONTROL PERIOD
ACTIVE PERIOD
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Time Days

- Nitrogen balance is a measurement of anabolism (lean body mass)
- Serum GH and IGF1 levels also significantly[3] increased with LUM-201 treatment

1 Murphy et al J. Clin. Endocrinol. Metab. 1998 **2** P=0.001 **3** P<0.005 AUC: Area Under the Curve

44